SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):          June 20, 2000
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                       INNOVATIVE CLINICAL SOLUTIONS, LTD.
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             (Exact name of registrant as specified in its charter)

                                    Delaware

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                 (State or other jurisdiction of incorporation)

     0-27568                                                      65-0617076
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(Commission File Number)                    (IRS Employer Identification Number)

               10 Dorrance Street, Suite 400, Providence, RI 02903
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                    (Address of principal executive offices)

                                 (401) 831-6755
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)


ITEM 4:           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNT
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         On June 20, 2000,  Innovative Clinical Solutions,  Ltd. (the "Company")
was informed by its independent accountants, PricewaterhouseCoopers LLP, ("PwC") that PwC was resigning as independent accountants of the Company effective on the date of such notice.

         Neither the Board of Directors nor the Audit Committee of the Company's Board of Directors has taken any action with respect to PwC's resignation.

         The report of PwC on the Company's financial statements for the fiscal year ending January 31, 2000 contained an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern. The reports of PwC on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's financial statements for the two most recent fiscal years ended January 31, 1999 and January 31, 2000, and in the subsequent interim period through April 30, 2000, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their report on the financial statements for such years.

         During the Company's two most recent fiscal years and through June 20, 2000, no "reportable events" (as described in Item 304(a)(1)(v) of regulation S-K) have occurred.

         The Company has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 27, 2000, is filed as
Exhibit 16 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. Exhibit 16, the letter from PricewaterhouseCoopers LLP regarding the foregoing change in certifying accountants, is being attached in accordance with the provisions of Item 601 of Regulation S-K.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INNOVATIVE CLINICAL SOLUTIONS, LTD



                                     By:      /s/ Gary S. Gillheeney
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                                              Gary S. Gillheeney
                                              Chief Financial Officer